Exhibit 21.1
ESSEX PROPERTY TRUST, INC.
AND ESSEX PORTFOLIO, L.P.

List of Subsidiaries
as of December 31, 2019

1.	Essex Portfolio, L.P., a California limited partnership (a subsidiary of Essex Property Trust, Inc.)

2.	Essex Management Corporation, a California corporation

3.	Essex-Palisades Facilitator, a California limited partnership

4.	Essex Mirabella Marina Apartments, L.P., a California limited partnership

5.	Essex San Ramon Partners L.P., a California limited partnership

6.	Essex Fidelity I Corporation, a California corporation

7.	Essex Camarillo Corporation, a California corporation

8.	Essex Camarillo, L.P., a California limited partnership

9.	Essex Meadowood, L.P., a California limited partnership

10.	Essex Bunker Hill, L.P., a California limited partnership

11.	Essex Treetops, L.P., a California limited partnership

12.	Essex Bluffs, L.P., a California limited partnership

13.	Essex Huntington Breakers, L.P., a California limited partnership

14.	Essex Stonehedge Village, L.P., a California limited partnership

15.	Essex Inglenook Court, LLC, a Delaware limited liability company

16.	Essex Wandering Creek, LLC, a Delaware limited liability company

17.	Essex Columbus, L.P., a California limited partnership

18.	Essex Lorraine, L.P., a California limited partnership

19.	Essex Glenbrook, L.P., a California limited partnership

20.	Essex Euclid, L.P., a California limited partnership

21.	Richmond Essex L.P., a California limited partnership

22.	Essex Wilshire, L.P., a California limited partnership

23.	Essex Wynhaven, L.P., a California limited partnership

24.	Jackson School Village Limited Partnership, a California limited partnership

25.	Essex Carlyle, L.P., a California limited partnership

26.	Essex Dupont Lofts, L.P., a California limited partnership

27.	ESG Properties I, LLC, a Delaware limited liability company

28.	Essex Cochran, L.P., a California limited partnership

29.	Essex Kings Road, L.P., a California limited partnership

30.	Essex Le Parc, L.P., a California limited partnership

31.	Essex Monterey Villas, L.P., a California limited partnership

32.	Essex Monterey Villas, LLC, a Delaware limited liability company

33.	Essex Jaysac Tasman, L.P., a California limited partnership

34.	Western Blossom Hill Investors, a California limited partnership

35.	Western-Los Gatos I Investors, a California limited partnership

36.	Western Highridge Investors, a California limited partnership

37.	Western-San Jose III Investors, a California limited partnership

38.	Western Riviera Investors, a California limited partnership

39.	Western-Palo Alto II Investors, a California limited partnership

40.	Irvington Square Associates, a California limited partnership

41.	Western-Seven Trees Investors, a California limited partnership

42.	Western-Las Hadas Investors, a California limited partnership

43.	San Pablo Medical Investors, Ltd., a California limited partnership

44.	Gilroy Associates, a California limited partnership

45.	The Oakbrook Company, an Ohio limited partnership

46.	Pine Grove Apartment Fund, Ltd., a California limited partnership

47.	Valley Park Apartments, Ltd., a California limited partnership

48.	Fairhaven Apartment Fund, Ltd., a California limited partnership

49.	K-H Properties, a California limited partnership

50.	Villa Angelina Apartment Fund, Ltd., a California limited partnership

51.	Essex Camarillo Oaks 789, L.P., a California limited partnership

52.	Essex Emerald Ridge, L.P., a California limited partnership

53.	Essex CAL-WA, L.P., a California limited partnership

54.	Essex Marina City Club, L.P., a California limited partnership

55.	Essex Fountain Park Apartments, L.P., a California limited partnership

56.	Essex SPE, LLC, a Delaware limited liability company

57.	Essex MCC, LLC, a Delaware limited liability company

58.	Essex Excess Assets TRS, Inc., a Delaware corporation

59.	Essex The Pointe, L.P., a California limited partnership

60.	Essex Tierra Vista, L.P., a California limited partnership

61.	EMC SPE, LLC, a Delaware limited liability company

62.	Essex Vista Belvedere, L.P., a California limited partnership

63.	Essex Marbrisa Long Beach, L.P., a California limited partnership

64.	Essex Marina City Club, LLC, a Delaware limited liability company

65.	Essex Northwest Gateway, LLC, a Delaware limited liability company

66.	Essex Fairwood Pond, L.P., a California limited partnership

67.	Park Hill LLC, a Washington limited liability company

68.	Essex NBN SPE, LLC, a Delaware limited liability company

69.	Essex Gateway Management, LLC, a California limited liability company

70.	Essex Property Financial Corporation, a California corporation

71.	Northwest Gateway Apartments, L.P., a California limited partnership

72.	Essex Alamo, L.P., a Delaware limited partnership

73.	Essex Broadway, LLC, a Washington limited liability company

74.	Essex HGA, LLC, a Delaware limited liability company

75.	Essex Hillsdale Garden Apartments, L.P., a California limited partnership

76.	Essex Camino Ruiz Apartments, L.P., a California limited partnership

77.	Belmont Affordable Partners, L.P., a California limited partnership

78.	Essex Chestnut Apartments, L.P., a California limited partnership

79.	Essex Canyon Oaks Apartments, L.P., a California limited partnership

80.	Essex Esplanade, L.P., a California limited partnership

81.	Pacific Western Insurance LLC, a Hawaii limited liability company

82.	Western-Mountain View II Investors, a California limited partnership

83.	Western-San Jose IV Investors Limited Partnership, a California limited partnership

84.	Essex Berkeley 4th Street, L.P., a California limited partnership

85.	Newport Beach North LLC, a Delaware limited liability company

86.	Essex Summerhill Park, L.P., a California limited partnership

87.	Essex Skyline, L.P., a Delaware limited partnership

88.	Essex San Fernando, L.P., a California limited partnership

89.	Essex Eagle Rim, L.P., a California limited partnership

90.	Essex Hillcrest Park, L.P., a California limited partnership

91.	Essex The Commons, L.P., a California limited partnership

92.	Essex Derian, L.P., a California limited partnership

93.	Essex Bella Villagio, L.P., a California limited partnership

94.	Essex NoHo Apartments, L.P., a California limited partnership

95.	Essex Hillsborough Park, L.P., a California limited partnership

96.	Essex Santee Court, L.P., a California limited partnership

97.	Essex City View, L.P., a California limited partnership

98.	Essex Courtyard, L.P., a California limited partnership

99.	Essex Anavia, L.P., a California limited partnership

100.	Essex Waterford, L.P., a California limited partnership

101.	Essex 416 on Broadway, L.P., a California limited partnership

102.	RP/Essex Skyline Holdings, L.L.C., a Delaware limited liability company

103.	Essex Valley Village Magnolia, LLC, a Delaware limited liability company

104.	Essex Queen Anne, LLC, a Washington limited liability company

105.	Essex Wesco, L.P., a California limited partnership

106.	Essex Arbors, L.P., a California limited partnership

107.	Essex Cadence GP, L.P., a Delaware limited partnership

108.	Essex Cadence Owner, L.P., a California limited partnership

109.	Cadence San Jose, L.P., a Delaware limited partnership

110.	Essex Warner Center, L.P., a California limited partnership

111.	Essex Bellerive, L.P., a California limited partnership

112.	Essex Bernard, L.P., a California limited partnership

113.	Essex Dublin GP, L.P., a Delaware limited partnership

114.	Essex Dublin Owner, L.P., a California limited partnership

115.	West Dublin Bart, L.P., a Delaware limited partnership

116.	Essex Redmond Hill CW, L.P., a California limited partnership

117.	Essex Redmond Hill NE, L.P., a California limited partnership

118.	Essex Monarch I, L.P., a Delaware limited partnership

119.	Essex Monarch La Brea Apartments, L.P., a California limited partnership

120.	Essex Monarch II, L.P., a Delaware limited partnership

121.	Essex Monarch Santa Monica Apartments, L.P., a California limited partnership

122.	Essex Briarwood, L.P., a California limited partnership

123.	Essex The Woods, L.P., a California limited partnership

124.	Essex JMS Acquisition, L.P., a California limited partnership

125.	Wesco I, LLC, a Delaware limited liability company

126.	Santa Clara Square, LLC, a California limited liability company

127.	Wesco GP, LLC, a Delaware limited liability company

128.	Cadence REIT, LLC, a Delaware limited liability company

129.	LINC REIT, LLC, a Delaware limited liability company

130.	EssexMonarch GP I, LLC, a Delaware limited liability company

131.	EssexMonarch GP II, LLC, a Delaware limited liability company

132.	Wesco Redmond CW GP, LLC, a Delaware limited liability company

133.	Wesco Redmond NE GP, LLC, a Delaware limited liability company

134.	Essex CPP GP, L.P., a Delaware limited partnership

135.	Essex CPP, L.P., a Delaware limited partnership

136.	Essex CPP REIT, LLC, a Delaware limited liability company

137.	Essex SF GP, L.P., a California limited partnership

138.	Essex SF Owner, L.P., a California limited partnership

139.	Essex SF, L.P., a Delaware limited partnership

140.	Essex SF Manager, L.P., a California limited partnership

141.	Essex SF REIT, LLC, a Delaware limited liability company

142.	Essex Huntington on Edinger, L.P., a California limited partnership

143.	Essex Montebello, L.P., a California limited partnership

144.	Essex Elkhorn Owner, L.P., a California limited partnership

145.	Essex PE Lofts, L.P., a California limited partnership

146.	Essex Riley Square, L.P., a California limited partnership

147.	Essex Moorpark GP, L.P., a California limited partnership

148.	Essex Moorpark Owner, L.P., a California limited partnership

149.	Essex Moorpark, L.P., a Delaware limited partnership

150.	Essex Moorpark REIT, LLC, a Delaware limited liability company

151.	Essex Wesco III, L.P. a California limited partnership

152.	Wesco III, LLC, a Delaware limited liability company

153.	Wesco III GP, LLC, a Delaware limited liability company

154.	Essex Haver Hill, L.P., a California limited partnership

155.	Essex Walnut REIT, LLC, a Delaware limited liability company

156.	Essex OSM REIT, LCC, a Delaware limited liability company

157.	Essex Fox Plaza, L.P., a California limited partnership

158.	Essex Walnut GP, L.P., a Delaware limited partnership

159.	Essex Walnut Owner, L.P., a California limited partnership

160.	Essex Walnut, L.P., a Delaware limited partnership

161.	Essex OSM GP, L.P., a Delaware limited partnership

162.	Essex OSM, L.P., a Delaware limited partnership

163.	Essex Regency Escuela, L.P., a California limited partnership

164.	La Brea Affordable Partners, L.P., a California limited partnership

165.	Santa Monica Affordable Partners, L.P., a California limited partnership

166.	Essex Gas Company Lofts, L.P., a California limited partnership

167.	BEXAEW Bothell Ridge, LP, a Washington limited partnership

168.	BEXAEW Parkside Court, LP, a California limited partnership

169.	BEXAEW Esplanade, LP, a California limited partnership

170.	BEXAEW The Havens, LP, a California limited partnership

171.	Essex Piedmont, L.P., a California limited partnership

172.	Essex Bellevue Park, L.P., a California limited partnership

173.	Essex Emeryville GP, L.P., a Delaware limited partnership

174.	Essex Emeryville, L.P., a Delaware limited partnership

175.	Essex Emeryville Owner, L.P., a California limited partnership

176.	Essex Pleasanton GP, L.P., a Delaware limited partnership

177.	Essex Pleasanton, L.P., a Delaware limited partnership

178.	Essex Pleasanton Owner, L.P., a California limited partnership

179.	Essex Cadence Phase III Owner, L.P., a California limited partnership

180.	Block 9 Transbay, LLC, a Delaware limited liability company

181.	BEX Portfolio, LLC, a Delaware limited liability company

182.	Wesco III BEX, LLC, a Delaware limited liability company

183.	Essex Wesco IV, LLC, a Delaware limited liability company

184.	Wesco IV, LLC, a Delaware limited liability company

185.	Essex BEXAEW, LLC, a Delaware limited liability company

186.	BEXAEW, LLC, a Delaware limited liability company

187.	BEXAEW GP, LLC, a Delaware limited liability company

188.	BRE-FMCA, LLC, a Delaware limited liability company

189.	BEX FMCA, LLC, a Delaware limited liability company

190.	Emerald Pointe Apartments, LLC, a Delaware limited liability company

191.	Essex Emeryville REIT, LLC, a Delaware limited liability company

192.	Essex Pleasanton REIT, LLC, a Delaware limited liability company

193.	Cadence Phase III REIT, LLC, a Delaware limited liability company

194.	GBR Palm Valley LLC, a Delaware limited liability company

195.	Palm Valley Roll-Up LLC, a Delaware limited liability company

196.	New Century Towers, LLC, a Delaware limited liability company

197.	BRE Builders, Inc., a Delaware corporation

198.	Block 9 Residential, LLC, a Delaware limited liability company

199.	Essex Block 9 Manager, LLC, a Delaware limited liability company

200.	Essex Form 15, LP, a California limited partnership

201.	Essex Park Catalina, LP, a California limited partnership

202.	500 Folsom, LP, a California limited partnership

203.	Essex Bridgeport, LP, a California limited partnership

204.	Essex 500 Folsom, LLC, a Delaware limited liability company

205.	Block 9 MRU Residential, LLC, a Delaware limited liability company

206.	BEX II, LLC, a Delaware limited liability company

207.	BEX II GP, LLC, a Delaware limited liability company

208.	Essex Kiely, LP, a California limited partnership

209.	Block 9 UPPER MRU and Retail, LLC, a Delaware limited liability company

210.	Japantown Associates, LLC, a Delaware limited liability company

211.	Essex BEX II, LLC, a Delaware limited liability company

212.	Essex Portfolio Management, L.P., a California limited partnership

213.	360 Residences, L.P., a California limited partnership

214.	Essex Toluca Lake, L.P., a California limited partnership

215.	GBR Palma Sorrento LLC, a Delaware limited liability company

216.	GBR Villa Veneto LLC, a Delaware limited liability company

217.	GBR Santa Palmia LLC, a Delaware limited liability company

218.	GBR Palm Valley Podium LLC, a Delaware limited liability company

219.	PPC Sage LLC, a Delaware limited liability company

220.	PPC Sage Apartments Manager II LLC, a Delaware limited liability company

221.	GR Block B LLC, a Delaware limited liability company

222.	EPT SPE LLC, a Delaware limited liability company

223.	Essex Wesco V, LLC, a California limited liability company

224.	Wesco V, LLC, a Delaware limited liability company

225.	Wesco V GP, LLC, a Delaware limited liability company

226.	Wesco V Sub, LLC, a Delaware limited liability company

227.	Wesco V Sub GP, LLC, a Delaware limited liability company

228.	8th and Republican, LLC, a Washington limited liability company

229.	8th & Republican REIT LP, a Delaware limited partnership

230.	8th & Republican REIT GP LLC, a Delaware limited liability company

231.	8th & Republican TRS, LLC, a Delaware limited liability company

232.	8th & Republican SPE, LLC, a Delaware limited liability company

233.	Essex BEX III, LLC, a Delaware limited liability company

234.	BEX III, LLC, a Delaware limited liability company

235.	BEX III GP, LLC, a Delaware limited liability company

236.	Essex Meridian, LLC, a Delaware limited liability company

237.	Essex Madison, LLC, a Delaware limited liability company

238.	PacWest Insurance Services, LLC, a California limited liability company

239.	Essex Scripps, LLC, a Delaware limited liability company

240.	Zarsion Essex, LLC, a Delaware limited liability company

241.	Courtyards at 65th, L.P., a California limited partnership

242.	Essex Township, L.P., a California limited partnership

243.	Essex Hamilton, L.P., a California limited partnership

244.	Scripps MRU Owner, L.P., a California limited partnership

245.	Scripps AU Owner, L.P., a California limited partnership

246.	Essex Velo Ray, L.P., a California limited partnership

247.	WC Brio Apartments LLC, a Delaware limited liability company

248.	SAC Redwood City Apartments LLC, a Delaware limited liability company

249.	Essex BEX IV, LLC, a Delaware limited liability company

250.	BEX IV, LLC, a Delaware limited liability company

251.	BEX IV GP, LLC, a Delaware limited liability company

252.	EPLP CA, LLC, a Delaware limited liability company